Exhibit 10.3

TILT HOLDINGS, INC.

2801 E. Camelback Road, Suite 180

Phoenix, Arizona 85016

January 28, 2024

Shenzhen Smoore Technology Limited

7201 E Henkel Way, Unit 115

Scottsdale, AZ 85255

Attention: Eula Liu and Cheney Xu

Re:Guaranty (the “Guaranty”) dated as of January 28, 2024 by Tilt Holdings Inc. (“TILT”), Jimmy Jang, L.P. (“JJLP”), Baker Technologies, Inc. (“Baker”), Commonwealth Alternative Care, Inc. (“CAC”), Jimmy Jang Holdings Inc. (“JJH”), JJ Blocker Co. (“JJB”), SFNY Holdings, Inc. (“SFNY”), Sea Hunter Therapeutics, LLC (“SHT”), Standard Farms Ohio LLC (“SF Ohio”), Standard Farms LLC (“SF Penn”), SH Finance Company, LLC (“SF Finance”, together with TILT, JJLP, Baker, CAC, JJH, JJB, SFNY, SHT, SF Ohio and SF Penn, each a “Guarantor”, and collectively the, “Guarantors”) in favor of Shenzhen Smoore Technology Limited, and certain of its Affiliates collectively, the “Seller”). Guarantors and Seller may be referred to herein individually as a “Party” and all may be referred to collectively herein as the “Parties”.

Ladies and Gentlemen:

Reference is made to the above-referenced Guaranty. This side letter agreement sets forth additional conditions with respect to the terms under which each Guarantor is executing and delivering, and Seller is accepting, the Guaranty.

1.Defined Terms. Capitalized Terms used, but not defined in this letter have the meanings given or referenced in the Guaranty, or the Debt and Security Agreement, as applicable.

2.Payment of Invoices. Jupiter Research LLC (“Jupiter”) and TILT shall, at all times after April 15, 2024, cause to be paid in full all invoices outstanding or delivered by Seller to Jupiter or any Guarantor for products delivered on behalf of Jupiter (each, an “Invoice”) within 150 days of the date of each such Invoice. For the avoidance of doubt, any Invoices outstanding or delivered by Seller to Jupiter or a Guarantor after June 23, 2024 shall be due and payable by Jupiter and TILT within 120 days after the date of each such Invoice.

3.Conditions to Draws on Guaranty. The Parties have agreed that during the Transition Period (as defined below) Seller will not make a call or demand for payment or performance under the Guaranty or exercise its remedies under the Debt and Security Agreement notwithstanding that Seller may otherwise have the right to do so under the terms of those documents, so long as (i) by April 15, 2024 all Invoices outstanding more than 150 days from the date of such Invoice have been paid, and (ii) by June 23, 2024 all Invoices outstanding more than 120 days from the date of such Invoice have been paid.

The “Transition Period” will begin on the date of this letter and will end on the earliest to occur of:

(a)June 23, 2024;

(b)the declaration of an Event of Default (after giving effect to any cure periods with respect thereto) by Entrepreneur Growth Capital LLC, a Delaware limited liability company, or by Jordan Geotas, in his capacity as Noteholder Representative (as such term is defined in the Subordination and Intercreditor Agreement) for the Noteholders (as such term is defined in the Subordination and Intercreditor Agreement);

(c)failure by Guarantor to make any payment required under the Repayment Plan described in Section 4, as and when required under Section 4;

(d)the occurrence of an Event of Default under the Debt and Security Agreement, or any other Transaction Document; and

(e)the failure by any Guarantor to perform any obligation of such Guarantor arising under this side letter agreement.

4.Defaults. For the purposes of  Paragraph 3 and Paragraph 5 of this side letter agreement, during the Transition Period the failure by a Guarantor to make a payment on any Invoice delivered by Secured Party to Jupiter or Tilt within (i) 150 days of the date of such invoice before April 15, 2024, or (ii) 120 days of the date of such invoice before June 23, 2024 will not constitute an Event of Default under the Debt and Security Agreement as long as Guarantors make such payments, including principal and applicable interest, as are required to reduce the aggregate balance of all unpaid Invoices  as set forth in Appendix 1 (the “Repayment Plan”).

5.Shipments by Seller. Seller will cause product orders to be fulfilled in a timely manner in accordance with the terms to be mutually agreed upon in writing between the parties hereto, contingent upon satisfaction of each of the following conditions:

(a)the Guaranty is in full force and effect;

(b)no Event of Default has occurred under the Transaction Documents;

(c)each Guarantor has made all payments under the Repayment Plan, as and when required under Section 4; and

(d)the Credit Line has not exceeded, at any time during each applicable period of time, (i) $31,000,000 from April 30, 2024 to June 29, 2024, (ii) $29,000,000 from June 30, 2024 to September 29, 2024, (iii) $27,000,000 from September 30, 2024 to December 30, 2024, and (iv) $25,000,000 from December 31, 2024 to the termination date (as set forth in Section 6 hereof) of this side letter agreement.

6.Termination. This side letter agreement will automatically terminate and be of no further force or effect upon the earlier of (a) the date on which all of the Transaction Documents have been terminated, or (b) the date on which the Parties have mutually agreed to terminate this side letter agreement.

Sincerely,
TILT HOLDINGS INC., a corporation formed under the laws of British Columbia

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

JIMMY JANG, L.P., a Delaware limited partnership

By:	Jimmy Jang Holdings Inc., its general partner

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

BAKER TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Signature Page to Side Letter Agreement

COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

JJ BLOCKER CO., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SFNY HOLDINGS, INC., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Signature Page to Side Letter Agreement

STANDARD FARMS OHIO LLC, an Ohio limited liability company
By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

STANDARD FARMS LLC, a Pennsylvania limited liability company
By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SH FINANCE COMPANY, LLC, a Delaware limited liability company
By: SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company, its sole member
By: JJ BLOCKER CO., a Delaware corporation, its sole member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Signature Page to Side Letter Agreement

AGREED AND ACCEPTED:

SHENZHEN SMOORE TECHNOLOGY LIMITED, a company organized and existing under the laws of Peoples’ Republic of China

By:	/s/ Jianliang Wang
Name:	Jianliang Wang
Title:	Head of HC Business

Signature Page to Side Letter Agreement

Appendix 1

Repayment Plan

Guarantors and Jupiter shall repay the outstanding amounts owing from any Guarantor and Jupiter to Seller as follows:

1.	Definitions:
a.

“Outstanding Balance”: For the purposes of this Appendix 1, the term “Outstanding Balance” shall mean, as of the last day of the then most recently ended calendar month, the sum of (a) the aggregate dollar amount of all Invoices owing from any Guarantor or Jupiter to Seller which have not been paid within 90 days of such Invoice’s date, and (b) without duplication of any amounts included in clause (a), the aggregate dollar amount of all Invoices owing from any Guarantor or Jupiter to Seller, regardless of the date of such Invoice, in excess of $25,000,000.

b.

“Credit Line”: For the purposes of this Appendix 1, the term “Credit Line” shall mean, as of any date of determination, the aggregate dollar amount of all Invoices owing from any Guarantor or Jupiter to Seller.

2.	Interest.
a.	The Outstanding Balance shall bear interest at a rate of 8.00% per annum.
b.	All computations of interest shall be calculated on the basis of a year of 360 days for the actual days elapsed.
c.

Under no circumstances shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Seller has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce the Outstanding Balance, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no Outstanding Balance, Seller shall refund to Jupiter and the Guarantors such excess.

d.	Interest shall accrue on the Outstanding Balance each day that an Outstanding Balance exists.
e.

Interest shall accrue on the Credit Line, as applicable and in accordance with the terms of this Annex 1, from the date any Guarantor or Jupiter is required to make a payment to Seller pursuant to the terms of this Annex 1, to the date such payment is made to Seller in accordance with Section 6 of this Annex 1.

f.

All accrued but unpaid interest on the Outstanding Balance and Credit Line, as applicable, shall be due and payable, in arrears, on or before the last day of the month following the month in which such interest accrued, or such later date as Seller may determine in its sole discretion.

3.	Temporary Increase Repayment. Guarantors and Jupiter shall, on or before April 30, 2024, cause the Credit Line as of such date to be no greater than $31,000,000.

4.	Line Reduction Commitment. Guarantors and Jupiter shall, as of each date set forth below and each day thereafter, cause the Credit Line to be no greater than:
a.	$29,000,000, as of June 30, 2024;
b.	$27,000,000, as of September 30, 2024; and
c.	$25,000,000, as of December 31, 2024.
5.

Default Event. In the event that any Guarantor fails to pay or perform any of the aforementioned terms, it will constitute a “Repayment Event of Default”. Upon the occurrence and during the continuation of a Repayment Event of Default, at Seller’s option, the entire dollar amount of the Credit Line in excess of any insurance payments actually received by Seller in connection with any Invoices shall bear interest at the rate set forth in Section 2 of this Appendix 1. The rights conferred by this Section 4 are in supplement of and in addition to and not in substitution for any other rights or powers Smoore may have from time to time under this Repayment Plan, the side letter Agreement, the Transaction Documents any other related agreements, and under applicable law.

6.

Payments. All payments due hereunder shall be made available to Seller in immediately available funds not later than the specified due date of any such payment, to the address specified by Seller from time to time by notice to Guarantors and Jupiter.

7.	Mutual Agreement. The terms of this Repayment Plan are mutually agreed upon by the Parties and constitute an integral part of the side letter agreement.